Exhibit 31.1

      SECTION 302 CERTIFICATION PURSUANT TO SARBANES-OXLEY ACT OF 2002

I, Susan Schreter, Chief Executive and Chief Financial Officer of First Transaction Management, Inc. (the “Small Business Issuer”) do hereby certify that:

1.    I have reviewed this quarterly report on Form 10-QSB of the Small Business Issuer;

2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Small Business Issuer as of, and for, the period presented in this quarterly report.

4.    I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Small Business Issuer and have:

(a)    designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to insure that material information relating to the Small Business Issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   evaluated the effectiveness of the Small Business Issuer’s disclosure controls and procedures and presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   disclosed in this quarterly report any change in the Small Business Issuer’s internal control over financial reporting that occurred during the Small Business Issuer’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Small Business Issuer’s internal control over financial reporting; and

5.    I have disclosed, based on my most recent evaluation, to the Small Business Issuer’s auditors and the audit committee of the small Business Issuer’s board of directors (or persons performing the equivalent functions):

(a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the Small Business Issuer’s ability to record, process, summarize and report financial data and have identified for the Small Business Issuer’s auditors any material weaknesses in internal controls; and

(b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the Small Business Issuer’s internal controls.

/s/ Susan Schreter
Susan Schreter
Chief Executive and Chief Financial Officer

September 17, 2007